EXHIBIT 10.30
                                                                  -------------

                                     FORM OF
                 NOTE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

         This Note Exchange and Registration Rights Agreement (this "Agreement")
                                                                     ---------
is made as of November _____, 2002 by and among DENNY'S CORPORATION, a Delaware corporation (the "Parent"), and DENNY'S HOLDINGS, INC., a New York corporation
                  ------
("Sub"), and [__________________________], a [__________________________] (the
  ---
"Investor").
 --------

                                   BACKGROUND:
                                   ----------

         The Investor currently holds $__________ aggregate principal amount of outstanding 11 1/4% Senior Notes due 2008 of Parent (the "Old Notes"). The
                                                          ---------
Investor, Parent and Sub each desire to exchange $__________ aggregate principal amount of newly issued 12 3/4% Senior Notes due 2007 of Parent and Sub (the "New
                                                                             ---
Notes") for the Old Notes upon the terms set forth herein. The New Notes shall
-----
be jointly issued by Parent and Sub in a private placement transaction pursuant to the terms of that certain Indenture (the "Indenture"), dated as of April 15,
                                             ---------
2002, among Parent and Sub, as issuers, and U.S. Bank National Association, as trustee (the "Trustee"). In addition to the New Notes, Parent and Sub may from
              -------
time to time jointly issue other privately placed notes (together with the New Notes, the "Restricted Notes") pursuant to the Indenture and grant registration
            ----------------
rights with respect thereto.

                                 THE AGREEMENT:
                                 -------------

         In consideration of the mutual agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, Sub and the Investor hereby agree as follows:

                                    ARTICLE 1

                       EXCHANGE OF OLD NOTES FOR NEW NOTES
                       -----------------------------------

         1.1 Exchange of Old Notes for New Notes.
             -----------------------------------
Subject to the terms of this Agreement, the Investor hereby purchases, and Parent and Sub hereby jointly sell and issue to the Investor the New Notes, substantially in the form of the note attached to this Agreement as Exhibit A
                                                                    ---------
in exchange for the forgiveness, discharge and release by the Investor of the Old Notes.

         1.2 Satisfaction of Old Notes; Delivery of the New Notes.
             ----------------------------------------------------
Simultaneously with the execution and delivery hereof, without any further action on the part of the Investor, Parent, Sub or any other person or entity,
(a) the Old Notes shall be forever and completely forgiven, discharged, released and satisfied and (b) Parent and Sub hereby jointly issue, sell and deliver the New Notes to the Investor and the Investor hereby sells and delivers the Old Notes to the account of the Trustee at the Depository Trust Company, for the benefit of Parent. A physical certificate representing the New Notes shall be delivered to Investor as soon as reasonably practical after the date hereof.

         1.3 Payment of Interest on Old Notes; Offset Against Interim Period
             ---------------------------------------------------------------
with Respect to New Notes.
-------------------------
Simultaneously with the execution and delivery hereof, Parent and/or Sub will pay to Investor $_________, which amount represents the difference between ( a) the accrued and unpaid interest with respect to the Old Notes exchanged, from July 15, 2002 until the date hereof and (b) the amount equal to the interest that would have accrued from September 30, 2002 to the date hereof, under the Indenture, assuming that the New Notes were issued on such date. The foregoing offset will entitle the Investor or any subsequent holder of the New Notes to receive the full amount of interest due and payable on the notes outstanding under the Indenture on March 31, 2003, the next scheduled interest payment date under the Indenture.

         1.4 Further Assurances.
             ------------------
The Investor, from time to time after the date hereof, at Parent's request, will execute, acknowledge, and deliver to Parent such other instruments of conveyance and transfer and will take such other actions and execute and deliver such other documents, certifications, and further assurances as Parent may reasonably require in order to vest more effectively in Parent, or to put Parent more fully in possession of, the Old Notes. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement. Each party shall bear its own costs and expenses in compliance with this Section 1.4.


                                    ARTICLE 2

                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB
                ------------------------------------------------

         Parent and Sub hereby jointly represent and warrant to the Investor as of the date hereof as follows:

         2.1 Organization and Standing.
             -------------------------
Each of Parent and Sub is a corporation duly organized and validly existing under the laws of the State of Delaware or New York, as applicable, and is in good standing under such laws. Each of Parent and Sub has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

         2.2 Corporate Power.
             ---------------
Each of Parent and Sub has all requisite legal and corporate power and authority to (a) execute and deliver this Agreement, (b) jointly offer, sell and issue the New Notes hereunder and (c) carry out and perform its obligations under the terms of this Agreement.

         2.3 Authorization.
             -------------
All corporate action on the part of Parent and Sub necessary for the authorization, execution, delivery and performance of this Agreement by Parent and Sub has been taken. This Agreement constitutes valid and legally binding obligations of Parent and Sub, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         2.4 Litigation.
             ----------
There are no actions, suits, proceedings or investigations pending or, to Parent and Sub's knowledge, threatened against Parent, Sub or their respective properties before any court or governmental agency with respect to this Agreement.

         2.5 Governmental Consents.
             ---------------------
No consent, approval, qualification or authorization of registration, designation, declaration or filing with, any local, state or federal governmental authority on the part of Parent and Sub is required in connection with the valid execution, delivery or performance of this Agreement, or the offer, sale or issuance of the New Notes, or the consummation of any transaction contemplated hereby, except for such filings as will be made by Parent and Sub to comply with applicable state and federal securities laws.

                                    ARTICLE 3

                REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE INVESTOR
                ----------------------------------------------------------

         The Investor agrees with, and represents and warrants to, Parent and Sub as follows:

         3.1 Ownership of Old Notes; No Liens.
             --------------------------------
The Old Notes being tendered hereby are legally and beneficially owned by the Investor as of the date hereof, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and Parent will acquire good, indefeasible and unencumbered title to the Old Notes, free and clear of all liens, charges, claims encumbrances, interests and restrictions of any kind, upon receipt thereof.

         3.2 Investment Experience.
             ---------------------
The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Parent and Sub such that the Investor is capable of evaluating the merits and risks of its investment in Parent and Sub and has the capacity to protect its own interests. The Investor is an "accredited investor" as defined in subparagraphs (1), (2),
(3) or (7) of Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Investor has not acquired the Old Notes on
              --------------
behalf of, or at the request of, Parent or Sub or any of their respective affiliates. The sale of the Old Notes by the Investor (a) was privately negotiated with Parent and Sub in an independent transaction and not solicited by or on behalf of the Parent, Sub or any of their respective affiliates or advisors and (b) does not violate any rules or regulations applicable to the Investor or its business.

         3.3 Investment.
             ----------
The Investor is acquiring the New Notes for investment for the Investor's own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the New Notes have not been, and will not be when issued, registered under the Securities Act or any state securities laws by reason of specific exemptions from the registration provisions of the Securities Act and such state laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the representations as expressed herein. The Investor understands that the Investor must bear the economic risk of this investment for an indefinite period of time because the New Notes are not registered under the Securities Act or any applicable state's securities laws. The Investor agrees that Investor will not attempt to pledge, transfer, convey or otherwise dispose of the New Notes, except in accordance with the legend set forth in Section 3.9 hereof.

         3.4 Access to Information.
             ---------------------
The Investor and its advisors have had an opportunity to discuss with, ask questions of and to receive answers from Parent and Sub's management regarding the business and financial condition of Parent and Sub. The Investor represents and warrants that, to the extent the Investor has deemed necessary, the Investor has consulted with the Investor's attorneys, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment. The Investor and the Investor's advisors have sufficient knowledge and experience in business and financial matters to evaluate Parent and Sub, to evaluate the risk of an investment in Parent and Sub, to make an informed investment decision with respect thereto, and to protect the Investor's interest in connection with the Investor's purchase of the New Notes, without need for the additional information that would be required to be included in a registration statement effective under the Securities Act. The Investor represents and warrants that in connection with its purchase of the New Notes, no oral or written representations or warranties have been made to the Investor other than as set forth herein. The Investor acknowledges that no person is authorized to give any information or to make any statement not contained in the Confidential Offering Memorandum, dated October 31, 2002 (the "Confidential
                                                                   ------------
Offering Memorandum"), a copy of which the Investor acknowledges has previously
-------------------
been received by it, and that
any information or statement not contained therein or contemplated or permitted thereby must not be relied upon as having been authorized by Parent and Sub. The Investor also acknowledges that any information which may have been made or provided to the Investor prior to the date of the Confidential Offering Memorandum is superseded by the Confidential Offering Memorandum. The Investor acknowledges that by reason of its business or financial experience or the business or financial experience of its professional advisor(s), it has the capacity to protect its own interests in connection with its purchase of the New Notes. The Investor's professional advisor(s) are unaffiliated with and are not compensated by Parent and Sub, or any affiliate or selling agent of Parent and Sub, and, as a regular part of their business, are customarily relied upon by others for investment recommendations or decisions and are customarily compensated for such services either specifically or by way of compensation for other related professional services.

         3.5 Organization and Standing.
             -------------------------
The Investor is a [_________] duly organized and validly existing under the laws of the State of [_______________] and is in good standing under such laws. The Investor has all requisite legal power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

         3.6 Authorization; Power.
             --------------------
The Investor has all requisite legal power and authority to (a) execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement and (b) sell and deliver the Old Notes hereunder. This Agreement, when executed and delivered by the Investor, will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.7 Broker's and Finders' Fees.
             --------------------------
The Investor has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

         3.8 Consent and Approvals; No Violation.
             -----------------------------------
There is no requirement applicable to the Investor to make any filing with, or to obtain any permit, authorization, consent or approval of, any governmental or regulatory authority or any third party as a condition to the lawful consummation by the Investor of the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Investor and the consummation of the transactions contemplated hereby will not (a) result in a breach of or default under or require the consent or approval of any party to any material written or oral agreement, contract or commitment of the Investor,
(b) violate any provision of the organizational documents of the Investor or
(c) violate any law or order relating to the Investor. The Investor hereby acknowledges that it is familiar with its responsibilities under federal and state securities laws relating to restrictions on trading in securities of any issuer while in possession of material, non-public information, and restrictions on sharing such information with other persons who may engage in such trading. The Investor represents and warrants to, and agrees with, the Parent and Sub that neither the Investor nor any of its directors, officers, employees, agents or representatives has violated, and none of them will violate, any of such restrictions with respect to the Old Notes, New Notes or any other securities of Parent and/or Sub.

         3.9 Legend.
             ------
It is understood that the certificate or certificates representing the New Notes shall bear a legend substantially in the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR

         OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                                    ARTICLE 4

                               REGISTRATION RIGHTS
                               -------------------

         4.1.     Registered Exchange Offer.
                  -------------------------

         (a) Parent and Sub shall, at their sole cost and expense, prepare and, not later than 60 days after the date hereof, file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange
                          ----------                                  --------
Offer Registration Statement") on an appropriate form under the Securities Act,
----------------------------
with respect to a proposed offer (the "Registered Exchange Offer") to the
                                       -------------------------
holders of the Restricted Notes

(the "Holders") who are not prohibited by any participating in the Registered
      -------
Exchange Offer, to issue and deliver to such Holders, in exchange for the Restricted Notes, a like aggregate principal amount of debt securities of Parent and Sub issued under the Indenture, identical in all respects to the Restricted Notes and registered under the Securities Act (the "Exchange
                                                               --------
Securities"). Parent and Sub shall use their commercially reasonable best
----------
efforts: (i) to cause such Exchange Offer Registration Statement to become effective under the Securities Act as soon as reasonably practical after filing and (ii) to keep the Exchange Offer Registration Statement effective for not less than 20 business days (to the extent required by applicable law, or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the
"Exchange Offer Registration Period") and thereafter until such time as Parent
 ----------------------------------
and Sub have jointly issued Exchange Securities in exchange for all Restricted Notes that have been properly tendered for exchange during the Exchange Offer Registration Period.

         (b) Subject to the effectiveness of the Exchange Offer Registration Statement, Parent and Sub (i) will be entitled to consummate the Registered Exchange Offer as soon as reasonably practical, subject to applicable law, after such commencement (provided that Parent and Sub have accepted all the Restricted Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer) and (ii) subject to the receipt of the certifications referenced in Section 4.2(d) below, will be required to consummate the Registered Exchange Offer as soon as reasonably practical, subject to applicable law, on or after the 20th business day following commencement.

         (c) Following the declaration of the effectiveness of the Exchange Offer Registration Statement, Parent and Sub shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange the Restricted Notes for Exchange Securities (assuming that such Holder (i) is not a Broker-Dealer (as defined in the Indenture), (ii) is not participating in a distribution of the Exchange Securities and (iii) is not an affiliate (as defined in Rule 144) of either Parent or Sub) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

         4.2      Procedures.
                  ----------

         (a) In connection with the Registered Exchange Offer, Parent and Sub shall:

                  (i) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (ii) keep the Registered Exchange Offer open for not less than 20 business days (to the extent required by applicable law, or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

                  (iii) utilize the services of a depositary for the Registered Exchange Offer which may be the Trustee or an affiliate of the Trustee;

                  (iv) permit Holders to withdraw tendered Restricted Notes at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

                  (v)   otherwise comply with all applicable laws.

         (b) As soon as practicable after the close of the Registered Exchange Offer, Parent and Sub shall:

                  (i) accept for exchange all the Restricted Notes validly tendered and not withdrawn pursuant to the Registered Exchange Offer;

                  (ii) deliver to the Trustee for cancellation all the Restricted Notes so accepted for exchange; and

                  (iii) cause the Trustee to authenticate and deliver promptly to each Holder of the Restricted Notes a principal amount of Exchange Securities equal in principal amount to the Restricted Notes of such Holder so accepted for exchange.

         (c) Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Restricted Notes surrendered in exchange therefor or, if no interest has been paid on the Restricted Notes, from September 30, 2002 (in accordance with the offset provisions set forth in Section 1.3 hereof).

         (d) In accordance with Section 2.5(f) of the Indenture, each Holder participating in the Registered Exchange Offer shall be required to certify in the applicable Letter of Transmittal that (i) it is not a Broker-Dealer (as defined in the Indenture), (ii) it is not participating in a distribution of the Exchange Securities and (iii) it is not an affiliate (as defined in Rule 144) of either Parent or Sub. In addition, each Holder participating in the Registered Exchange Offer shall be required to provide any other certifications, documents and information, as applicable, required by the Indenture (including, without limitation, Section 2.5 of the Indenture) in order for such Holder to participate in the Registered Exchange Offer.

         (e) Notwithstanding any other provisions hereof, Parent and Sub will ensure that (i) the Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    ARTICLE 5

                                  MISCELLANEOUS
                                  -------------

         5.1      Entire Agreement; Successors and Assigns.
                  ----------------------------------------
This Agreement and the exhibit hereto constitute the entire agreement by and among Parent, Sub and the Investor relative to the subject matter hereof and supersede any previous agreement by and among Parent, Sub and the Investor with respect to the same subject matter. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         5.2      Governing  Law.
                  --------------
This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof.

         5.3      Counterparts.
                  ------------
This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         5.4      Headings.
                  --------
The section headings of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         5.5      Notices.
                  -------
Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or delivery by overnight courier, or telecopy (with confirmation of receipt), or five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed:

              if to Parent and Sub: Denny's Corporation
                                    203 East Main Street
                                    Spartanburg, South Carolina 29319
                                    Attn: General Counsel
                                    Telecopy: (864) 597-8327

              with copy to:         Alston & Bird LLP
                                    Bank of America Plaza
                                    101 South Tryon Street, Suite 4000
                                    Charlotte, North Carolina 28280-4000
                                    Attn:  Gary C. Ivey
                                    Telecopy: (704) 444-1111

              if to the Investor:


                                    Attn:
                                         -----------------------------
                                    Telecopy:
                                             -------------------------

              with a copy to:

                                      Attn:
                                         -----------------------------
                                      Telecopy:
                                             -------------------------

         5.6      Survival of Warranties.
                  ----------------------
The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the date hereof.

         5.7      Amendment of Agreement.
                  ----------------------
Any provision of this Agreement may be amended by a written instrument signed by Parent, Sub and the Investor.

         5.8      Expenses.
                  --------
Each party hereto will pay their respective fees and expenses incurred by them in connection with the transactions contemplated in this Agreement.


                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.

                            DENNY'S CORPORATION


                            By:
                               ------------------------------------------------
                            Name:
                               ------------------------------------------------
                            Title:
                               ------------------------------------------------



                            DENNY'S HOLDINGS, INC.


                            By:
                               ------------------------------------------------
                            Name:
                               ------------------------------------------------
                            Title:
                               ------------------------------------------------



                       [Signatures continued on next page]

Investor Signature Page to Note Exchange
And Registration Rights Agreement


                            [INVESTOR]


                            By:
                               ------------------------------------------------
                            Name:
                               ------------------------------------------------
                            Title:
                               ------------------------------------------------

                                    EXHIBIT A
                                    ---------

                                FORM OF NEW NOTES


                                FACE OF SECURITY



No.    R1                                                 $
                                                           --------------------
                              DENNY'S CORPORATION
                                       AND
                             DENNY'S HOLDINGS, INC.

                          12 3/4% Senior Notes Due 2007


         Denny's Corporation, a Delaware corporation (formerly known as Advantica Restaurant Group, Inc.) ("Denny's"), and Denny's Holdings, Inc., a New
                                    -------
York corporation ("Denny's Holdings," and together with Denny's, the "Issuers"),
                   ----------------                                   -------
for value received hereby promise to pay to _________________________ or registered assigns the principal sum of ______________ Dollars at the Issuers' office or agency for said purpose on September 30, 2007 in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually, on March 31 and September 30 of each year, commencing on September 30, 2002, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the March 31 or the September 30, as the case may be, next preceding the date of this Security to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from April 15, 2002, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after March 15 or September 15, as the case may be, and before the following March 31 or September 30, this Security shall bear interest from such March 31 or September 30; provided that, if the Issuers shall default in the payment of interest due on such March 31 or September 30, then this Security shall bear interest from the next preceding March 31 or September 30 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities, from April 15, 2002. The interest so payable on any March 31 or September 30 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the March 15 or September 15 next preceding such March 31 or September 30, whether or not such day is a business day; provided that interest may be paid, at the option of the Issuers, by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register or by wire transfer to such holder.

         Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or obligatory until the certificate of authentication hereof, shall have been duly signed by the Trustee acting under the Indenture.

         IN WITNESS WHEREOF, each of the Issuers has caused this instrument to be duly executed under its corporate seal.


DATED:  November    , 2002
                 ---

 [SEAL]                     DENNY'S CORPORATION,
                            a Delaware corporation


                            By:
                               -----------------------------
                            Name:
                            Title:


                            By:
                               -----------------------------
                            Name:
                            Title:


                       [Signatures continued on next page]

[SEAL]                      DENNY'S HOLDINGS, INC.,
                            a New York corporation


                            By:
                              -----------------------------
                            Name:
                            Title:


                            By:
                              ------------------------------
                            Name:
                            Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                    This is one of the Securities described in the within-mentioned Indenture.



                             U.S. Bank National Association, as Trustee


                             --------------------------------
                             Authorized Signatory

                               REVERSE OF SECURITY

                               DENNY'S CORPORATION
                                       AND
                             DENNY'S HOLDINGS, INC.

                          12 3/4% Senior Notes Due 2007

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO AN ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, IN THE UNITED STATES TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN EACH OF THE FOREGOING CASES A CERTIFICATE OF TRANSFER IN THE

FORM APPEARING IN THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         This Security is one of a duly authorized issue of debt securities of each Issuer, limited to the aggregate principal amount of $120,389,000.00 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of April 15, 2002 (the "Indenture"),
                                                                 ---------
duly executed and delivered by the Issuers to U.S. Bank National Association, as Trustee (herein called the "Trustee"); provided, that Securities issued on the
                            -------
Original Issue Date shall not exceed $70,389,000.00 in aggregate principal amount and Securities issued thereafter (other than pursuant to an Exchange Offer or otherwise in replacement of outstanding Securities) shall not exceed $50,000,000 in aggregate principal amount. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the holders (the words "holders" or "holder"
                                                     -------      ------
meaning the registered holders or registered holder) of the Securities. Defined terms used without definition herein shall have the meanings ascribed to them in the Indenture.

         If an Event of Default, other than in respect of certain events of bankruptcy or insolvency as set forth in the Indenture, shall have occurred and be continuing, the Trustee or the holders of at least 30% (or 25% in the case of an Event of Default with respect to payment of principal of, premium, if any, or interest on, the Securities) in aggregate principal amount of the Securities then outstanding may declare in writing 100% of the unpaid principal amount of, and any accrued and unpaid interest on, the Securities to be due and payable immediately; provided, however, that if any Senior Indebtedness is outstanding pursuant to the Credit Agreement, then all the Securities shall be due and payable upon the earlier of (x) the day that is five Business Days after the provision to the Issuers and the Credit Agent of such written notice of acceleration unless such Event of Default has been cured or waived prior to such date and (y) the date of acceleration of any Senior Indebtedness under the Credit Agreement. Upon an Event of Default arising from certain events of bankruptcy or insolvency as described in the Indenture, the unpaid principal of and any accrued and unpaid interest on all the Securities will become immediately due and payable without further action or notice. The Indenture provides that in certain events a declaration of acceleration and its consequences resulting from a default under certain other Indebtedness of an Issuer or its Subsidiaries may be automatically annulled and that the holders of a majority in aggregate principal amount of the Securities then outstanding may, on behalf of the holders of all of the Securities, waive any past Default or Event of Default under the Indenture and its consequences, except a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits the Issuers and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to enter into supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce the premium, if any, payable thereon, or reduce any amount payable on the redemption thereof, or impair or affect the right of any holder to institute suit for the payment thereof, or waive a default in the payment of principal of, premium, if any, or interest on any Security, change the currency of payment of principal of, premium, if any, or interest on any Security, or modify any provision in the Indenture with respect to the priority of the Securities in right of payment without the consent of the holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture, wiithout the consent of the holders of each Security then outstanding.

         The Securities are senior unsecured obligations of the Issuers and will rank pari passu in right of payment to all Senior Indebtedness of the Issuers.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

         At the office or agency of the Issuers referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuers, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. Securities may be presented for registration of transfer in part only in multiples of $1,000. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Except as provided below, the Securities may not be redeemed, either in whole or in part, at the option of the Issuers prior to September 30, 2004. On and after September 30, 2004, the Securities will be redeemable, in whole or in part, at the option of the Issuers, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus accrued and unpaid interest, if any, to the redemption date, if redeemed during the 12-month period beginning September 30 of the years indicated below:

               YEAR                                                  PERCENTAGE
               2004                       ..........................  106.3750%
               2005                       ................. ........  103.1875%
               2006 and thereafter        ..........................  100.0000%

provided that, if the dated fixed for redemption is on March 31, or September 30, then the interest payable on such date shall be paid to the holder of record on the March 15 or September 15 next preceding such March 31 or September 30.

         Notwithstanding the foregoing, prior to September 30, 2004, the Issuers may redeem up to 35% of the aggregate principal amount of Securities outstanding on the date of the Indenture at a redemption price (expressed as a percentage of the principal amount) of 112.75%, plus accrued and unpaid interest, if any, to the redemption date, from the net proceeds of any Public Offering.

         Notice of redemption shall be mailed at least 30 and not more than 60 days prior to the date fixed for redemption to each holder of Securities to be redeemed at its last registered address. Securities may be redeemed in part only in multiples of $1,000.

         Subject to the terms of the Indenture, if an Issuer consummates an Asset Sale or sells, leases, conveys or otherwise disposes of a Business Segment, such Issuer shall be obligated to apply the Net Proceeds thereof to one or more of the following in such combination as such Issuer may choose:
(i) an Investment in another asset or business in the same line of business as, or a line of business similar to that of, the line of business of Denny's and its Subsidiaries (other than in the case of any Asset Sale of an Asset Segment in any of the Denny's Holdings Group or any sale, lease, conveyance or other disposition of any Business Segment in any of the Denny's Holdings Group, any Investment by any of the Denny's Holdings Group in any of the Denny's Group) and such Investment occurs within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, (ii) an offer, expiring within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, to repurchase Securities at a price not less than 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date (a "Net Proceeds Offer") or (iii) the
                                             ------------------
purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness within 366 days of such Asset Sale or such sale, lease, conveyance or other disposition of a Business Segment, provided, that any amounts used to repay Indebtedness outstanding under the Old Notes shall be applied only as and when permitted by the Indenture; provided, however, that if the net amount not invested pursuant to clause (i) above or applied pursuant to clause (iii) above is less than $15,000,000, such Issuer shall not be further obligated to offer to repurchase Securities pursuant to clause (ii) above. Holders of Securities that are the subject of an offer to repurchase shall receive an offer to repurchase from the Issuers prior to any related repurchase date, and may elect to have such Securities repurchased by completing the form entitled "Option of Holder to Elect to Have Security Repurchased" appearing below. Notwithstanding any provision of the Indenture to the contrary, the Issuer that originally received the Net Proceeds may, for a period of 120 days after the last date on which holders of Securities are permitted to tender their Securities in a Net Proceeds Offer, use any Net Proceeds that were available to make such Net Proceeds Offer but not used to repurchase Securities pursuant thereto, to purchase, redeem or otherwise acquire or retire for value securities of such Issuer ranking junior in right of payment to the Securities at a price, stated as a percentage of the principal or face amount of such junior securities, not greater than the price, stated as a percentage of the principal amount of the Securities, offered in the Net Proceeds Offer; provided that, if the Net Proceeds Offer is for a principal amount (the "Net Proceeds Offer Amount") of
                                               -------------------------
the Securities less than the aggregate principal amount of the Securities then outstanding, then the Net Proceeds available for use by such Issuer for such a purchase, redemption or other acquisition or retirement for value of junior securities shall not exceed the Net Proceeds Offer Amount.

         Subject to payment by the Issuers (by deposit with the Trustee or otherwise) of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed or repurchased in part) shall cease to accrue upon the date duly fixed for redemption or repurchase of this Security (or portion hereof if this Security is redeemed or repurchased in part), and all rights of the holder with respect to such redeemed Security (or portion thereof if this Security is redeemed or repurchased in part) hereunder or under the Indenture, except the right to payment of amounts payable on such redemption or repurchase, shall cease.

         The Issuers, the Trustee, and any authorized agent of the Issuers or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuers or the Trustee or any authorized agent of the Issuers or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuers nor the Trustee nor any authorized agent of the Issuers or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of either Issuer or of any successor corporation, either directly or through such Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released. Nothing in this provision limits the liability, if any, of any such incorporator, officer, director or shareholder, as such, under the federal securities laws.

         In addition to the rights provided to Holders of Securities under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the applicable Registration Rights Agreement.

             OPTION OF HOLDER TO ELECT TO HAVE SECURITY REPURCHASED

If you have received a Net Proceeds Offer from the Issuers and want to elect to have this Security repurchased by the Issuers pursuant to Section 11.5 of the Indenture, check the box: [ ]

If you have received a Change of Control Offer from the Issuers and want to elect to have this Security repurchased by the Issuers pursuant to Section 3.18 of the Indenture, check the box: [ ]

If you want to elect to have any part of this Security repurchased by the Issuers pursuant to Section 3.18 of the Indenture, state the amount:
$________________________


Date:  _______________________          Your Signature:
                                                       ------------------------
                                        (Sign exactly as your name appears
                                        on the other side of this Security)

Signature Guarantee: